Ivy Funds

Supplement dated August 24, 2020 to the

Ivy Funds Statement of Additional Information

dated July 31, 2020

1)	Effective October 1, 2020, the sales charge imposed on purchases of Class A shares of certain Funds will be reduced. Therefore, on that date, the Statement of Additional Information is revised as follows:

∎	The charts on page 121 in the section “Investment Advisory and Other Services — Sales Charges for Class A and Class E Shares” are deleted and replaced with the following:

Each Fund Except Ivy Government Money Market Fund, Ivy Global Bond Fund, Ivy High Income Fund, Ivy Limited-Term Bond Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund and Ivy Securian Core Bond Fund

Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $300,000	3.50%	3.63%	2.80%
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 and over[2]	0.00	0.00	see below

Ivy High Income Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund and Ivy Securian Core Bond Fund

Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $500,000	2.50%	2.56%	2.00%
$500,000 and over[2]	0.00	0.00	see below

Ivy Global Bond Fund and Ivy Limited-Term Bond Fund

Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $500,000 or more in a Fund ($250,000 or more for Ivy Global Bond Fund and Ivy Limited-Term Bond Fund and Class E shares), although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Supplement	Statement of Additional Information	1

2)	Effective immediately, the low balance fee for Class A Shares of the Funds will be eliminated, and your account will NOT be assessed an account fee of $20 if your account balance is below $650 at the start of business on the Friday prior to the last full week of September (i.e., September 18, 2020). As a result, effective October 1, 2020, the Statement of Additional Information is revised as follows:

∎	The third paragraph of the section “Purchase, Redemption and Pricing of Shares — Purchase of Shares — Minimum Initial and Subsequent Investments” on page 149 is deleted.

3)	The shareholders of Ivy Large Cap Growth Fund have approved a change in that Fund’s status from “diversified” to “non-diversified.” Therefore, effective immediately, the Statement of Additional Information is revised as follows:

∎	The following replaces the third sentence of the first paragraph of the “The Funds, Their Investments, Related Risks and Restrictions” section on page 3:

Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act), except for Ivy Energy Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund and Ivy Science and Technology Fund.

∎	The following replaces the first two paragraphs of the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions” section on page 56:

Certain of the Funds’ investment restrictions are described in this SAI. Each of the Funds (other than Ivy Energy Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund and Ivy Science and Technology Fund) is “diversified” as defined in the 1940 Act, and therefore, is required to meet certain diversification requirements under the 1940 Act that may limit its investments. Such requirements are set forth under Non-Fundamental Investment Restrictions — Diversification below. A Fund may not change from “diversified” to “non-diversified” without shareholder approval (as defined below).

Each of Ivy Energy Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund and Ivy Science and Technology Fund is “non-diversified” as defined in the 1940 Act. This means that each of those Funds may invest a greater portion of its assets in obligations of a single issuer or in several issuers.

∎

The following replaces the first paragraph of the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions — Non-Fundamental Investment Restrictions — Diversification” section on page 60:

For each Fund (other than Ivy Energy Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund and Ivy Science and Technology Fund), except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2	Statement of Additional Information	Supplement